UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) February 7, 2012

Matador Resources Company

(Exact name of registrant as specified in its charter)

Texas	001-35410	27-4662601
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5400 LBJ Freeway, Suite 1500, Dallas, Texas	75240
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 371-5200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Amended and Restated Certificate of Formation

As previously disclosed, on February 7, 2012, Matador Resources Company (the “Company”) closed the initial public offering of its common stock (the “Offering”). In connection with the closing of the Offering, the Company’s Amended and Restated Certificate of Formation (the “Certificate”) became effective. As described in the Registration Statement on Form S-1 (File No. 333-176263) (as amended, the “Registration Statement”), the Company’s board of directors and shareholders previously approved the Certificate to be effective in connection with the closing of the Offering. A form of the Certificate was previously filed as an exhibit to the Registration Statement.

The Certificate amends and restates in its entirety the Company’s Certificate of Formation (the “Original Certificate”) to, among other things: (i) eliminate all references to separate classes of common stock; (ii) provide that a special meeting of shareholders may be called by the holders of at least twenty five percent (25%) of the shares entitled to vote at the proposed special meeting; and (iii) incorporate certain prior amendments to the Original Certificate.

The foregoing description is qualified in its entirety by reference to the Certificate, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Amended and Restated Bylaws

In connection with the closing of the Offering on February 7, 2012, the Amended and Restated Bylaws of the Company (the “Bylaws”) became effective. The Company’s board of directors previously approved the Bylaws to become effective in connection with the closing of the Offering. A form of the Bylaws was previously filed as an exhibit to the Registration Statement.

The Bylaws amend and restate in their entirety the Company’s prior bylaws to, among other things: (i) eliminate all references to the separate classes of common stock; (ii) establish advance notice procedures with regard to shareholder proposals relating to director nominations or new business to be brought before shareholder meetings; (iii) provide that special meetings of shareholders may only be called by the Company’s chief executive officer, president or any officer upon the request in writing of a majority of the board of directors or the holders of at least twenty five percent (25%) of the total number of shares of capital stock of the Company issued and outstanding and entitled to vote; (iv) revise the titles and duties of the respective officers of the Company; (v) provide for the indemnification of the Company’s officers and directors and the related procedures in connection therewith; and (vi) provide that the Bylaws may only be amended by the board of directors or by the affirmative vote of at least sixty seven percent (67%) of the total number of shares of capital stock of the Company issued and outstanding and entitled to vote generally in the election of directors.

The foregoing description is qualified in its entirety by reference to the Bylaws, a copy of which is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
3.1	Amended and Restated Certificate of Formation of Matador Resources Company

3.2	Amended and Restated Bylaws of Matador Resources Company

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATADOR RESOURCES COMPANY

Date: February 13, 2012	By:	/s/ Joseph Wm. Foran
Name: Joseph Wm. Foran
Title: Chairman, President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description of Exhibit
3.1	Amended and Restated Certificate of Formation of Matador Resources Company

3.2	Amended and Restated Bylaws of Matador Resources Company